UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2012

HICKS ACQUISITION COMPANY II, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35411	80-0611167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1200 Dallas, TX	75201
(Address of principal executive offices)	(Zip code)

(214) 615-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on May 18, 2012 with the Securities and Exchange Commission (the “SEC”), on May 16, 2012, Hicks Acquisition Company II, Inc. (“HACII”) entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with HH-HACII, L.P. (the “Sponsor”), Appleton Papers Inc. (“Appleton”) and Paperweight Development Corp. (“PDC”) and a Cross Purchase Agreement with PDC, pursuant to which, through a series of transactions, Appleton will become, subject to stockholder approval and other closing conditions, a non-wholly-owned subsidiary of HACII (the “Transaction”). On June 20, 2012, as disclosed in a Current Report on Form 8-K filed with the SEC on June 22, 2012, HACII entered into Amendment No. 1 to the Equity Purchase Agreement with the Sponsor, Appleton and PDC (the “First Amendment”), which amended the Equity Purchase Agreement to, among other things, allow HACII to seek approval of its warrantholders to amend the terms of HACII’s outstanding warrants (“Warrants”) to reduce by half the number of shares of common stock of HACII (“Common Stock”) issuable upon exercise of HACII’s outstanding warrants.

On June 26, 2012, HACII entered into Amendment No. 2 to the Equity Purchase Agreement with the Sponsor, Appleton and PDC (the “Second Amendment”), which amends the Equity Purchase Agreement, as previously amended, to revise the terms upon which HACII may seek to amend the Warrants. Under the terms of the First Amendment, if the proposed Warrant amendment had been approved, the Warrants issued in HACII’s initial public offering (the “Public Warrants”) would have been adjusted to become exercisable for one-half of one share of Common Stock (rather than one full share) at an exercise price of $6.00 per half-share and each holder of Public Warrants would have been permitted to elect, for each such outstanding Public Warrant (in exchange for the reduction of shares for which the Public Warrants are exercisable), either (x) the right to receive $0.625 in cash or (y) the right to exercise the existing warrant for an additional 0.0879 of a share of Common Stock (the “Public Earnout Shares”), at an exercise price of $0.0001, in the event the last sales price of shares of Common Stock equaled or exceeded $12.00 per share for 20 trading days out of 30 consecutive trading days on or prior to the fifth anniversary of the closing of the Transaction. Under the terms of the Second Amendment, the Public Warrants will still be adjusted to become exercisable for one-half of one share of Common Stock (rather than one full share) at an exercise price of $6.00 per half-share, but the holders of Public Warrants will not have the election to potentially acquire Public Earnout Shares in connection with the proposed Warrant amendment; rather, if the Warrant amendment proposal is approved, all holders of Public Warrants will receive $0.625 per Warrant in connection with such amendment. The preceding description of the Second Amendment is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On July 2, 2012, HACII issued a press release announcing that its Registration Statement on Form S-4 relating to the Transaction was declared effective by the SEC on June 29, 2012. The press release also announced the revised proposed terms of the Warrant amendment proposal discussed above and that the date of the special meeting of HACII’s stockholders to consider and vote on several proposals related to the Transaction had been changed from July 11, 2012 at 10:00 a.m. Central Daylight Time to July 12, 2012 at 10:00 a.m. Central Daylight Time. In addition, on July 12, 2012, HACII will hold a special meeting of its public warrantholders at 9:00 a.m. Central Daylight Time to consider the proposed amendments to the Warrants and a second special meeting of stockholders at 11:00 a.m. Central Daylight Time to consider, if HACII so desires, a proposal to extend the date on which HACII must either consummate a business combination or commence proceedings to dissolve and liquidate. Each of the aforementioned meetings will be held at the offices of Akin Gump Strauss Hauer & Feld LLP, 1700 Pacific Avenue, 39th Floor, Dallas, Texas 75201. The text of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions between HACII, PDC and Appleton. In connection with the proposed transactions, HACII has filed with the SEC a Registration Statement on Form S-4, including proxy statement/prospectus contained therein, which is available free of charge on the SEC’s web site, http://www.sec.gov. WE URGE STOCKHOLDERS TO READ HACII’S REGISTRATION STATEMENT ON FORM S-4, INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY

BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HACII AND THE TRANSACTION. Investors will be able to obtain free copies of HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, as well as other filed documents containing information about HACII on the SEC’s website at http://www.sec.gov. Free copies of HACII’s SEC filings are also available from HACII upon written request to Hicks Acquisition Company II, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas 75201.

Participants in the Solicitation

HACII and its directors and officers may be deemed participants in the solicitation of proxies to HACII’s stockholders with respect to the Transaction. A list of the names of those directors and officers and a description of their interests in HACII is contained in HACII’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 8, 2012, and HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, which was declared effective by the SEC on June 29, 2012. HACII’s security holders may obtain additional information about the interests of the directors and officers of HACII in the Transaction by reading HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, and other materials filed with the SEC regarding the Transaction.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the Transaction and HACII’s plans, objectives and intentions. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: uncertainties as to the timing of the transaction, approval of the transaction by HACII’s stockholders; the satisfaction of closing conditions to the transaction, including the receipt of any required regulatory approvals; costs related to the transaction; costs and potential liabilities of Appleton relating to environmental regulation and litigation (including Lower Fox River); potential failure of Appleton’s former parent to comply with its indemnification obligations; HACII’s ability to remain listed on Nasdaq; costs of compliance with environmental laws; Appleton’s substantial amount of indebtedness; the ability of Appleton to develop and introduce new and enhanced products, improve productivity and reduce operating costs; Appleton’s reliance on a relatively small number of customers and third parties suppliers; the cessation of papermaking and transition to base stock supplied under the long-term supply agreement with Domtar Corporation; the global credit market crisis and economic weakness; competitors in its various markets; volatility of raw materials costs; Appleton’s underfunded pension plans; future legislation or regulations intended to reform pension and other employee benefit plans; and the legal obligations of PDC, Appleton’s current owner, to repurchase common stock from employees and former employees, which may lead to a default under the agreements governing Appleton’s indebtedness or constrain Appleton’s ability to make investments. Actual results may differ materially from those contained in the forward-looking statements in this report. HACII undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

10.1*	Amendment No. 2 to Equity Purchase Agreement, dated as of June 26, 2012, by and among Hicks Acquisition Company II, Inc., HH-HACII, L.P., Appleton Papers Inc. and Paperweight Development Corp.

99.1*	Press Release, dated July 2, 2012.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 2, 2012	Hicks Acquisition Company II, Inc.

	By:	/s/ Christina Weaver Vest
Name: Christina Weaver Vest
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1*	Amendment No. 2 to Equity Purchase Agreement, dated as of June 26, 2012, by and among Hicks Acquisition Company II, Inc., HH-HACII, L.P., Appleton Papers Inc. and Paperweight Development Corp.

99.1*	Press Release, dated July 2, 2012.

*	Filed herewith.